Treasury Stock	12 Months Ended
Dec. 31, 2011
Treasury Stock [Abstract]
Treasury Stock [Text Block]
Treasury Stock

The basis for the carrying value of the Company's treasury stock is the purchase price of the shares at the time of purchase. The Board of Directors previously authorized the repurchase of up to 100,000 shares of common stock, or approximately 2.2%, of the Company's outstanding shares at the authorization date, for an aggregate repurchase cost not to exceed $2.15 million. Shares were repurchased in the open market or in negotiated transactions. The repurchase program ended during the first quarter of 2010 when the 100,000 share level was reached, for a total cost of $2.0 million since the inception of the program, including 500 shares repurchased in 2010, for a total cost of $9 thousand.

On May 20, 2010, Union Bankshares, Inc. announced the adoption of a limited stock repurchase plan to authorize the repurchase of up to 2,500 shares of its common stock each calendar quarter in open market purchases or privately negotiated transactions, as management may deem advisable and as market conditions may warrant. The repurchase authorization for a calendar quarter expires at the end of that quarter to the extent it has not been exercised, and is not carried forward into future quarters. The quarterly repurchase program was reauthorized in December 2011 and will expire on December 31, 2012. The Company repurchased 5,004 shares under this program, for a total cost of $90 thousand in 2010 and no shares in 2011.

In total, during 2010 the Company repurchased 5,504 shares of its common stock at prices ranging from $17.45 to $18.51 per share, for a total of $99 thousand under the authorized repurchase programs.